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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               __________________


                Date of Report (Date of earliest event reported):
                                  MAY 15, 2003


                               AP HENDERSON GROUP
             (Exact name of registrant as specified in its charter)



           NEVADA                                            88-0355504
(State or Other Jurisdiction of                 (I.R.S. Employer Identification
       Incorporation)                                         Number)

                                     0-31153
                            (Commission File Number)


     600 WILSHIRE BLVD. SUITE 1252
       LOS ANGELES, CALIFORNIA                                 90017
(Address of Principal Executive Offices)                     (Zip Code)


                                 (213) 538-1203
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 5.  OTHER INFORMATION.

         On May 15, 2003, AP Henderson Group issued a press release dated May 15, 2003 announcing its financial results for the 2002 fiscal year. A copy of the press release is attached hereto as Exhibit 99.1.

LIMITATION ON INCORPORATION BY REFERENCE

         In accordance with general instruction B.6 of Form 8-K, the information in this report and the attached exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.
             --------------------------------------------

             Not Applicable

         (b) Pro Forma Financial Information.
             --------------------------------

             Not Applicable

         (c) Exhibits.
             ---------

             Exhibit No.       Description
             -----------       -----------

             Ex. 99.1          Press release dated May 15, 2003.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AP HENDERSON GROUP



                                       By: /s/ Richard Henry
                                           -------------------------------------
                                           Richard Henry,
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER


Dated:  May 20, 2003



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                               AP HENDERSON GROUP
                                    FORM 8-K
                                  EXHIBIT INDEX

    EXHIBIT NO.              DESCRIPTION                       METHOD OF FILING
    -----------              -----------                       ----------------
       99.1            Press release dated May 15, 2003        Filed herewith